Exhibit 10.89

EXECUTION VERSION

FIRST AMENDMENT
Dated as of May 31, 2007
to

FOURTH AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

Dated as of September 28, 2006

THIS AMENDMENT (the “Amendment”), dated as of May 31, 2007 (this “Amendment”), is to the Fourth Amended and Restated Receivables Sale Agreement (the “Sale Agreement”) each among Crompton & Knowles Receivables Corporation, a Delaware corporation, as Seller (the “Seller”), Chemtura Corporation (f/k/a Crompton Corporation), a Delaware corporation, as the initial Collection Agent (the “Initial Collection Agent”), and, together with any successor thereto, the “Collection Agent”), ABN AMRO Bank N.V., as agent for the Purchaser Group to which Amsterdam is a party and the Purchasers (the “Agent”), Calyon New York Branch (“Calyon”), as the Purchaser Agent for the Purchaser Group to which Atlantic is a party, Wachovia Bank, National Association (“Wachovia”), as Letter of Credit issuer (in such capacity, the “LC Issuer”) and as Purchaser Agent for the Purchaser Group to which VFCC is a party, the other Purchaser Agents from time to time party hereto, the related bank purchasers party hereto (the “Related Bank Purchasers”), Amsterdam Funding Corporation (“Amsterdam”), as a Conduit Purchaser, Atlantic Asset Securitization LLC (“Atlantic”), as a Conduit Purchaser, Variable Funding Capital Company, LLC (“VFCC”), as a Conduit Purchaser and the other Conduit Purchasers from time to time party hereto.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Sale Agreement.

SECTION 2. Amendments to Sale Agreement. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

(a)           The defined term “Originators” appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

“Originators” means each of Chemtura Corporation (f/k/a/ Crompton Corporation), Great Lakes Chemical Corporation, Bio-Lab, Inc., Anderol, Inc. and Hatco Corporation.

(b)           Exhibit D to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit D attached hereto.

(c)           Exhibit E to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit E attached hereto.

(d)           Exhibit F to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit F attached hereto.

SECTION 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Sale Agreement, as amended, shall remain in full force and effect.

SECTION 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as the LC Issuer, the Related Bank Purchaser for VFCC and as the VFCC Purchaser Agent

By:	/s/ Michael J. Landry
Title:	Vice President
	Address:	171 17th Street NW, 4th Floor
Atlanta, GA 30363
	Attention:	Michael Landry
	Telephone:	(404) 214-6388
	Telecopy:	(404) 214-5481

With a copy (in the case of any matter relating to a Letter of Credit) to:

Wachovia Bank, National Association 201 South College Street
6th Floor, Mail Code NC 0601
Charlotte, NC 28288
Attention: Sherry Mclnturf, Conduit Operations
	Fax:	(704) 383-6036

VARIABLE FUNDING CAPITAL COMPANY, LLC

By:		WACHOVIA CAPITAL MARKETS, LLC, as Attorney-in-Fact

By:		/s/ Douglas R. Wilson, Sr.
Douglas R. Wilson, Sr.
Title:		Director
	Address:	Variable Funding Capital Company
c/o Wachovia Bank, National Association 301 S. College St.
FLR TRW 10 NC 0610
Charlotte, NC 28288-0610
Attention: Douglas R. Wilson Sr.
Telephone: (704) 374-2520
Telecopy: (704) 383-9579

CALYON NEW YORK BRANCH, as the Related Bank Purchaser for Atlantic and as the Atlantic Purchaser Agent

By:		/s/ Sam Pilcer
SAM PILCER
Title:		MANAGING DIRECTOR

By:		/s/ Kostantina Kourmpetis
Kostantina Kourmpetis
Title:		Managing Director
	Address:	1301 Avenue of the Americas
New York, NY 10019-6022 Attn: Sam Pilcer
Telephone: (212) 261-3548
Telecopy: (212) 459-3258

ATLANTIC ASSET SECURITIZATION LLC

By:		/s/ Sam Pilcer
SAM PILCER
Title:		MANAGING DIRECTOR

By:		/s/ Kostantina Kourmpetis
Kostantina Kourmpetis
Title:		Managing Director
	Address:	1301 Avenue of the Americas
New York, NY 10019-6022 Attn: Micheal Guarda
Telephone: (212) 261-7681
Telecopy: (212) 459-3258

ABN AMRO BANK N.V., as the Related Bank Purchaser for Amsterdam and as the Amsterdam Purchaser Agent

By:	/s/ [ILLEGIBLE]
Title:	SVP

By:	/s/ David J. Donofrio
DAVID J. DONOFRIO
Title:	DIRECTOR
	Address:	Structured Finance, Asset Securitization
540 West Madison Street
27th Floor
Chicago, Illinois 60661
	Attention:	Administrator– Amsterdam
	Telephone:	(312) 904-6263
	Telecopy:	(312) 992-1527

ABN AMRO BANK N.V., as the Agent

By:	/s/ [ILLEGIBLE]
Title:	SVP

By:	/s/ David J. Donofrio
DAVID J. DONOFRIO
Title:	DIRECTOR
	Address:	Structured Finance, Asset Securitization
540 West Madison Street,
27th Floor
Chicago, Illinois 60661
	Attention:	Purchaser Agent
	Telephone:	(312) 904-6263
	Telecopy:	(312) 992-1527

CROMPTON & KNOWLES RECEIVABLES CORPORATION, as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary
	Address:	199 Benson Road
Middlebury, Connecticut 06749
Attention: Ms. Carol Anderson
	Telephone:	203-573-3674
	Telecopy:	203-573-2343

Notices sent to:

199 Benson Road
Middlebury, Connecticut 06749 Attention: Carol Anderson

With a copy to:

Chemtura Corporation
199 Benson Road
Middlebury, Connecticut 06749 Attention: Treasurer

CHEMTURA CORPORATION (F/K/A CROMPTON CORPORATION), as Initial Collection Agent

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary
	Address:	199 Benson Road
Middlebury, Connecticut 06749
	Attention:	Stephen C. Forsyth
	Telephone:	203-573-3674
	Telecopy:	203-573-2343

Notices sent to:

199 Benson Road
Middlebury, Connecticut 06749 Attention: Carol Anderson

With a copy to:

Chemtura Corporation
199 Benson Road
Middlebury, Connecticut 06749 Attention: Treasurer

AMSTERDAM FUNDING CORPORATION

By:	/s/ [ILLEGIBLE]
Title:	Vice President
	Address:	c/o Global Securitization
Services, LLC
445 Broad Hollow Road
Suite 239
Melville, NY 11747 Attention: Bernard J. Angelo Telephone: (631) 587-4700 Telecopy: (212) 302-8767

EXECUTION VERSION

EXHIBIT D

ADDRESSES AND NAMES OF SELLER AND ORIGINATORS

1.   Locations.  (a) The chief executive office of the Seller and each Originator are located at the following address:

Crompton & Knowles Receivables Corporation

199 Benson Road

Middlebury, Connecticut 06749

Chemtura Corporation

199 Benson Road

Middlebury, Connecticut 06749

Great Lakes Chemical Corporation

199 Benson Road

Middlebury, Connecticut 06749

Bio-Lab, Inc.

199 Benson Road

Middlebury, Connecticut 06749

Anderol, Inc.

215 Merry Lane

East Hanover, NJ 07936

Hatco Corporation

1020 King George Post Road,

Fords, New Jersey 08863

Chemtura Corporation — From July 1, 2001 to the fourth quarter of 2002, Chemtura Corporation (then known as Crompton Corporation) was headquartered at 1 American Lane, Greenwich, CT 06831. During the fourth quarter of 2002, Crompton Corporation moved its corporate headquarters to 199 Benson Road, Middlebury, CT 06749. Crompton Corporation changed its name to Chemtura Corporation on July 1, 2005.

Great Lakes Chemical Corporation — From July 1, 2001 through June 30, 2005, the headquarters address was One Great Lakes Boulevard, West Lafayette, Indiana 47906.

Bio-Lab, Inc. – From July 1, 2001 through June 30, 2005, the headquarters address as 1735 North Brown Road, Lawrenceville, Georgia 30043.

Anderol, Inc. – The address of Anderol, Inc. as set forth in its certificate of incorporation is 1020 King George Post Road, Fords, New Jersey 08863.

(b)   The following are all the locations where the Seller and each Originator directly or through its agents maintain any Records:

199 Benson Road

Middlebury, Connecticut 06749

2.   Names.  The following is a list of all names (including trade names or similar appellations) used by the Seller and each Originator or any of its divisions or other business units:

Crompton Corporation

Crompton & Knowles Receivables Corporation

Chemtura Corporation

Great Lakes Chemical Corporation

Bio-Lab, Inc.

Hatco Corporation

Anderol, Inc.

Uniroyal Chemical Company, Inc.

CK Witco Corp.

Chemtura U.S.A. Corporation

Crompton Sales Company, Inc.

Crompton Manufacturing Company, Inc.

Crompton & Knowles Corporation

Witco Corporation

Farben Corporation

Hatco Chemical Corporation

Royal Lubricants

Royal Lubricants, Inc.

RLI Acquisition, Inc.

3.   Jurisdiction of Organization and Organizational Identification Number

Crompton & Knowles Receivables Corporation	2971181
Delaware Corporation

Chemtura Corporation	3046078
Delaware Corporation

Great Lakes Chemical	0741228
Delaware Corporation

Bio-Lab, Inc.	0867630
Delaware Corporation

Hatco Corporation	0100065167
New Jersey Corporation

Anderol, Inc.
New Jersey Corporation	0100686199

4.   List any trade names used by any of the above entities

See above.

EXHIBIT E

SUBSIDIARIES OF CHEMTURA CORPORATION
MAY 31, 2007

	Owned Directly or Indirectly by Chemtura Corporation	State or Country of Organization

9056-0921 Quebec Inc.	100.0	Canada
A & M Cleaning Products, LLC	100.0	Delaware
Anderol B.V.	100.0	The Netherlands
Anderol Canada Corporation	100.0	Canada
Anderol Inc.	100.0	New Jersey
Anderol Italia S.r.l.	51.0	Italy
Anderol Japan K.K.	100.0	Japan
Antimony Products (Proprietary) Ltd.	75.0	South Africa
Aqua Clear Industries, LLC	100.0	New York
ASCK, Inc.	100.0	Delaware
ASEPSIS Inc.	100.0	Canada
Asepsis U.K. Limited	100.0	United Kingdom
ASEPSIS, Inc.	100.0	Georgia
ASIA Stabilizers Co., Ltd.	65.0	Korea
Assured Insurance Company	100.0	Vermont
Baxenden Chemicals Limited	53.5	England
Baxenden Scandinavia A.S.	53.5	Denmark
BAYROL Deutschland GmbH	100.0	Germany
BAYROL France S.A.S.	100.0	France
BAYROL Iberica S.A.	100.0	Spain
BAYROL Scandinavia A/S	100.0	Denmark
BioLab Australia Pty. Ltd.	100.0	Australia
Bio-Lab Canada Inc.	100.0	Canada
BioLab Textile Additives, LLC	100.0	Delaware
BioLab U.K. Limited	100.0	United Kingdom
Bio-Lab, Inc.	100.0	Delaware
BLSA Industries (Pty) Ltd.	100.0	South Africa
Blue Systemes S.A.S.	100.0	France
Certis Europe B.V.	15.0	The Netherlands
Chemtura (HK) Holding Co. Limited	100.0	China-Hong Kong
Chemtura (PTY) LTD	100.0	South Africa
Chemtura (Thailand) Limited	100.0	Thailand
Chemtura Australia Pty. Ltd.	100.0	Australia
Chemtura Belgium N.V.	100.0	Belgium
Chemtura Canada Co./Cie	100.0	Canada
Chemtura Chemicals (Nanjing) Company Limited	100.0	China-PRC
Chemtura Chemicals India Private Limited	99.9	India
Chemtura Colombia Limitada	100.0	Colombia
Chemtura Corporation U.K. Limited	100.0	England
Chemtura Corporation, S.A. de C.V.	100.0	Mexico
Chemtura Europe GmbH	100.0	Switzerland
Chemtura Europe Limited	100.0	Scotland
Chemtura France SAS	100.0	France
Chemtura Holding Company, Inc.	100.0	Delaware
Chemtura Holding Italy S.r.l.	100.0	Italy
Chemtura Holdings GmbH	100.0	Germany
Chemtura Hong Kong Limited	100.0	China-Hong Kong
Chemtura lndustria Quimica do Brasil Limitada	100.0	Brazil

Chemtura Italy S.r.l.	100.0	Italy
Chemtura Japan Limited	100.0	Japan
Chemtura Korea Inc.	100.0	Korea
Chemtura LLC	100.0	Russia
Chemtura Management GmbH	100.0	Germany
Chemtura Manufacturing Germany GmbH	100.0	Germany
Chemtura Manufacturing Italy S.r.l.	100.0	Italy
Chemtura Manufacturing UK Limited	100.0	United Kingdom
Chemtura Netherlands B.V.	100.0	The Netherlands
Chemtura New Zealand Limited	100.0	New Zealand
Chemtura Organometallics GmbH	100.0	Germany
Chemtura Sales Europe GmbH	100.0	Switzerland
Chemtura Sales France SAS	100.0	France
Chemtura Sales Germany GmbH	100.0	Germany
Chemtura Sales Italy S.r.l.	100.0	Italy
Chemtura Sales Mexico, S, de R.L. de C.V.	100.0	Mexico
Chemtura Sales UK Limited	100.0	United Kingdom
Chemtura Shanghal Co., Ltd.	100.0	China-PRC
Chemtura Singapore Pte. Ltd.	100.0	Singapore
Chemtura Specialties Ecuador S.A.	100.0	Ecuador
Chemtura Taiwan Limited	100.0	Taiwan
Chemtura Technology B.V.	100.0	The Netherlands
Chemtura Technology Belgium N.V.	100.0	Belgium
Chemtura UK Limited	100.0	United Kingdom
Chemtura Vermbgensverwaltungs GmbH & Co. KG	100.0	Germany
Chemtura Verwaltungs GmbH	50%	Germany
Chemtura Vinyl Additives GmbH	100.0	Germany
Chemtura-CNCCC Danyang Chemical Co., Ltd.	90.0	China-PRC
CNK Chemical Realty Corporation	100.0	Pennsylvania
Complete Pool Chemicals Limited	100.0	United Kingdom
CPC Bayrol Limited	100.0	United Kingdom
Crompton & Knowles of Canada Limited	100.0	Canada
Crompton & Knowles Receivables Corporation	100.0	Delaware
Crompton (Uniroyal Chemical) Registrations Limited	100.0	England
Crompton Agribusiness Pty. Ltd.	100.0	Australia
Crompton Chemicals B.V.	100.0	The Netherlands
Crompton Colors Incorporated	100.0	Delaware
Crompton Corporation Ltda.	100.0	Chile
Crompton Espana S.L.	100.0	Spain
Crompton Europe Financial Services Company	100.0	Delaware
Crompton European Holdings B.V.	100.0	The Netherlands
Crompton Financial Holdings	100.0	Ireland
Crompton Holding Corporation	100.0	Delaware
Crompton Holdings B.V.	100.0	The Netherlands
Crompton Investments S.A.S.	100.0	France
Crompton Ireland investment Company Limited	100.0	Ireland
Crompton Kazakhstan LLP	100.0	Kazakhstan
Crompton Limited	100.0	Japan
Crompton LLC	100.0	Delaware
Crompton Monochem, Inc.	100.0	Louisiana
Crompton Overseas B.V.	100.0	The Netherlands
Crompton Quimica S.A.C.I.	100.0	Argentina
Crompton S.A.	100.0	Switzerland
Crompton S.A.S.	100.0	France
Crompton Services B.V.B.A.	100.0	Belgium
Crompton Servicios S.A. de C.V.	100.0	Mexico
Crompton Specialties Asia Pacific Pte. Ltd.	100.0	Singapore
Crompton Specialties GmbH	100.0	Germany
Crompton Specialties Limited	92.0	Thailand
Crompton Specialties Sdn. Bhd.	100.0	Malaysia
Crompton Specialties Shanghal Company Limited	100.0	China-PRC
Crompton, Inc.	100.0	Philippines

DiaKhem Technologies, LLC		10.0	Michigan
Enenco, Incorporated		100.0	New York
EPA B.V.		100.0	The Netherlands
Estech GmbH & Co. KG		49.0	Germany
Estech Managing GmbH		49.0	Germany
GL Development, Ltd.		100.0	British West Indies
GLC Holdings GmbH		100.0	Switzerland
GLCC Laurel de Mexico, S.A. de C.V.		100.0	Mexico
GLCC Laurel, LLC		50.0	Delaware
GLCC Mexico Holdings, Inc.		100.0	Delaware
GLK Holdings (Netherlands) C.V.		100.0	The Netherlands
Great Lakes Chemical	(Far East) Limited	100.0	Hong Kong
Great Lakes Chemical	(Gulf) GmbH	100.0	Switzerland
Great Lakes Chemical	(Netherlands) B.V.	100.0	The Netherlands
Great Lakes Chemical	(S) Pte. Ltd	100.0	Singapore
Great Lakes Chemical	Corporation	100.0	Delaware
Great Lakes Chemical	Global, Inc.	100.0	Delaware
Great Lakes Chemical	Konstanz GmbH	100.0	Germany
Great Lakes Europe Unlimited		100.0	United Kingdom
Great Lakes Holding (Europe) A.G.		100.0	Switzerland
Great Lakes Holding Deutschland GmbH		100.0	Germany
Great Lakes Holding S.A.S.		100.0	France
Great Lakes Trading Company, Inc.		100.0	Delaware
Great Lakes Vermögensverwaltungs GrnbH & Co. KG		100.0	Germany
GT Seed Treatment, Inc.		100.0	Minnesota
Gulf Stabilizers Industries Sales FZCO		52.0	Dubai
Gulf Stabilizers Industries, Ltd.		49.0	Saudi Arabia
Hatco Advanced Technologies Corporation		100.0	Delaware
Hatco Corporation		100.0	New Jersey
Hatco Innovatti Holdings, Inc.		100.0	New Jersey
Hattech GmbH		100.0	Germany
Hatway, Inc.		100.0	New Jersey
HomeCare Labs, Inc.		100.0	Delaware
Hydrotech Chemical Corporation		100.0	Canada
Hydrotech Chemical Corporation Pty. Ltd.		100.0	Australia
INTERBAYROL, A.G.		100.0	Switzerland
ISCI, Inc.		100.0	Indiana
Isofoam Limited		53.5	England
Kaufman Holdings Corporation		100.0	Delaware
Kern Manufacturing Corporation		100.0	Georgia
Knight Investments B.V.		100.0	The Netherlands
Monochem, Inc.		100.0	Louisiana
MPC S.A.R.L.		100.0	France
Nanjing Crompton Shuguang Organosilicon Specialties Co., Ltd.		85.0	China-PRC
Naugatuck Treatment Company		100.0	Connecticut
Niagara Insurance Company, Ltd.		100.0	Bermuda
NPC Services, Inc.		12.75	Louisiana
Penn Specialty Chemicals, Inc.		29.8	Delaware
Poolbrite (SA) (Pty) Ltd		100.0	South Africa
POOLTIME GmbH		100.0	Germany
PT Crompton Indonesia		100.0	Indonesia
QO Chemicals GmbH		100.0	Germany
QO Chemicals, Inc.		100.0	Delaware
Recreational Water Products Inc.		100.0	Canada
Recreational Water Products Pty. Ltd.		100.0	Australia
Recreational Water Products, Inc.		100.0	Delaware
Rubicon LLC		50.0	Utah
Sonneborn Crompton Sodium Joint Venture B.V.		50.0	The Netherlands
TETRABROM Technologies Ltd.		50.0	Israel
Unimers India Limited		1.62	India
Uniroyal Chemical Company Limited		100.0	Bahamas
Uniroyal Chemical Company Limited (Delaware)		100.0	Delaware

Uniroyal Chemical S.A.	100.0	Spain
Uniroyal Chemical S.A.R.L.	100.0	Switzerland
Uniroyal Chemical Taiwan Limited	80.0	Taiwan
Weber City Road LLC	100.0	Louisiana
WRL of Indiana, Inc.	100.0	Indiana

EXHIBIT F

LOCK BOXES AND LOCK-BOX BANKS

EXHIBIT REDACTED